UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 26, 2016

(Exact Name of Registrant as Specified in Its Charter)

OHIO

(State or Other Jurisdiction

of Incorporation)

001-33653	31-0854434
(Commission File Number)	(IRS Employer Identification No.)

Fifth Third Center
38 Fountain Square Plaza, Cincinnati, Ohio	45263
(Address of Principal Executive Offices)	(Zip Code)

(800) 972-3030

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure

On February 26, 2016, Fifth Third Bancorp (“Fifth Third”) published the required Basel III Pillar 3 Regulatory Capital Disclosures, which are available on Fifth Third’s Investor Relations website at http://ir.53.com under “Financials & Regulatory Filings”. These disclosures reference the Annual Report on Form 10-K for the year ended December 31, 2015 and the Consolidated Financial Statements for Holding Companies - FR-Y-9C for the period ended December 31, 2015 which are also available on Fifth Third’s Investor Relations website at http://ir.53.com under “Financials & Regulatory Filings”. These disclosures will be published quarterly and will be available on Fifth Third’s Investor Relations website within 45 days after the end of each quarter and 60 days after the end of each year.

The information in this Form 8-K shall not be deemed filed for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIFTH THIRD BANCORP
(Registrant)

February 26, 2016	/s/ Tayfun Tuzun
Tayfun Tuzun
Executive Vice President and Chief Financial Officer